                                                                   EXHIBIT 10.70

011095

                            AMENDMENT NO. TWO TO

                   The Lomas Financial Group Pension Plan
                   (As Restated Effective January 1, 1991)

          Pursuant to the authority set forth in Article XV thereof, The Lomas Financial Group Pension Plan (As Restated Effective January 1, 1991), is hereby amended as of the dates set forth below only:

  RESTATED OR
  ADDED PAGES                AMENDED SECTION               EFFECTIVE DATES
  -----------                ---------------               ---------------
ii through iii          Table of Contents

5                       2.12 (updated to reflect           January 1, 1994
                        new 401(a)(17) limit on
                        compensation)

28 through 29A          5.01 (added subparagraph 8)        January 1, 1994

                        5.02 (added subparagraph 3)        January 1, 1994

                        5.03 (added subparagraph 3)        January 1, 1994

                        5.04 (added new section)           January 1, 1994

                        5.05 (added new section)           October 28, 1994

36 through 38           8.01 (added new final paragraph)   December 16, 1994

42A through 43          9.09 (added new section)           January 1, 1993

011095

                     THE LOMAS FINANCIAL GROUP PENSION PLAN
                             AS RESTATED EFFECTIVE
                                JANUARY 1, 1991

                     2.44   RETIRED PARTICIPANT   . . . . . . . . . . . . . . . . . . . . . . . . .       10
                     2.45   SEVERANCE FROM SERVICE  . . . . . . . . . . . . . . . . . . . . . . . .       10
                     2.46   SPECIFIED FIDUCIARY   . . . . . . . . . . . . . . . . . . . . . . . . .       10
                     2.47   TERMINATED PARTICIPANT  . . . . . . . . . . . . . . . . . . . . . . . .       10
                     2.48   TRUST   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
                     2.49   TRUST FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
                     2.50   TRUSTEE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

ARTICLE III          PARTICIPATION AND SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . .       11

                     3.01   Participation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
                     3.02   Credited Service  . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
                     3.03   Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
                     3.04   Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
                     3.05   Employment by More than One Participating Employer  . . . . . . . . . .       18
                     3.06   Special Rules for Employees of National Homes Acceptance Corporation  .       18
                     3.07   Special Rules for Employees of Great Lakes Mortgage Corporation   . . .       19
                     3.08   Special Rules for Employees of Advance Mortgage Corporation   . . . . .       20
                     3.09   Special Rules for Employees of MNet Corporation   . . . . . . . . . . .       21
                     3.10   Special Rules for Employees of Vista Properties, Inc.   . . . . . . . .       22

ARTICLE IV           CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23

                     4.01   Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . .       23
                     4.02   Participant Contributions   . . . . . . . . . . . . . . . . . . . . . .       23
                     4.03   Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
                     4.04   Reversion   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
                     4.05   Transfer of Voluntary After-Tax Employee Contributions  . . . . . . . .       25

ARTICLE V            RETIREMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26

                     5.01   At Normal Retirement Date   . . . . . . . . . . . . . . . . . . . . . .       26
                     5.02   At Early Retirement Date  . . . . . . . . . . . . . . . . . . . . . . .       28
                     5.03   At Late Retirement Date   . . . . . . . . . . . . . . . . . . . . . . .       29
                     5.04   Minimum Monthly Benefit For Participants Whose Compensation in any
                            Year Prior to January 1, 1994 Exceeded $150,000 . . . . . . . . . . . .      29A
                     5.05   1994 Special Early Retirement Provisions  . . . . . . . . . . . . . . .      29A

ARTICLE VI           DEATH    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

                     6.01   Prior to Actual Retirement or Other Severance From Service  . . . . . .       30
                     6.02   After Actual Retirement or Other Severance From Service   . . . . . . .       32





Amendment No. Two                    ii

                     6.03   Spouse is Deemed Beneficiary  . . . . . . . . . . . . . . . . . . . . .       33

ARTICLE VII          DISABILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

                     7.01   Disability Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . .       34
                     7.02   Determination   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34
                     7.03   Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34
                     7.04   Recovery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
                     7.05   Age 65  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35

ARTICLE VIII         OTHER SEVERANCE FROM SERVICE   . . . . . . . . . . . . . . . . . . . . . . . .       35

                     8.01   Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
                     8.02   Effect of Prior Distribution  . . . . . . . . . . . . . . . . . . . . .       36
                     8.03   Early Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . .       37
                     8.04   Terminated Participant's Address  . . . . . . . . . . . . . . . . . . .       37
                     8.05   Payment of Terminated Participant's Benefits  . . . . . . . . . . . . .       38
                     8.06   Limitation Amount   . . . . . . . . . . . . . . . . . . . . . . . . . .       38

ARTICLE IX           SETTLEMENT OPTIONS-DISTRIBUTION OF BENEFITS  . . . . . . . . . . . . . . . . .       38

                     9.01   When Payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
                     9.02   Basic Pension and Automatic Option  . . . . . . . . . . . . . . . . . .       39
                     9.03   Optional Pensions   . . . . . . . . . . . . . . . . . . . . . . . . . .       40
                     9.04   Insurance Contracts   . . . . . . . . . . . . . . . . . . . . . . . . .       41
                     9.05   Date of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
                     9.06   Purchase of Annuities   . . . . . . . . . . . . . . . . . . . . . . . .       41
                     9.07   Suspension of Benefits After Retirement   . . . . . . . . . . . . . . .       42
                     9.08   Preservation of Merged Plan Optional Pension Amounts  . . . . . . . . .       42
                     9.09   Eligible Rollover Distributions   . . . . . . . . . . . . . . . . . . .      42A

ARTICLE X            PLAN TERMINATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       43

                     10.01  Right to Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . .       43
                     10.02  Partial Termination   . . . . . . . . . . . . . . . . . . . . . . . . .       43
                     10.03  Liquidation of Trust Fund   . . . . . . . . . . . . . . . . . . . . . .       43
                     10.04  Manner of Distribution  . . . . . . . . . . . . . . . . . . . . . . . .       47
                     10.05  Residual Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .       47

ARTICLE XI           SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS  . . . . . . . . . . .       47

                     11.01  Successor Employer  . . . . . . . . . . . . . . . . . . . . . . . . . .       47
                     11.02  Merger or Consolidation of Plans  . . . . . . . . . . . . . . . . . . .       47

ARTICLE XII          RESTRICTIONS ON BENEFITS PAYABLE TO HIGHLY COMPENSATED
                     PARTICIPANTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48

                     12.01  Restriction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48
                     12.02  Effectiveness   . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48





Amendment No. Two                    iii
         under this Plan; provided, however, that the total of an Employee's bonus, incentive pay and commissions taken into account for any Plan Year, when his base pay and overtime are under a certain dollar amount (specified below), shall not, when added to his base pay and overtime, cause the total to exceed such dollar amount for such Plan Year. Such dollar amount was $60,535 for 1991, and is $62,500 for 1992 and each year thereafter. If his base pay and overtime for such Plan Year equal or exceed such dollar amount, then no additional bonus, incentive pay or commissions shall be taken into account for such Plan Year. In determining Compensation hereunder, any election by an Employee to reduce his compensation pursuant to Section 125 or 401(k) of the Code shall be disregarded. Notwithstanding the preceding provisions of this
         Section 2.12, for purposes of determining benefits which accrue hereunder after December 31, 1988 and before January 1, 1994, the total Compensation of a Participant to be taken into account for a given Plan Year shall not exceed $200,000 (as automatically increased in accordance with Treasury Department Regulations to reflect cost-of-living adjustments) and for purposes of determining benefits which accrue hereunder after December 31, 1993, the Total Compensation of a Participant to be taken into account for a given Plan Year shall not exceed $150,000 (as automatically increased in accordance with Treasury Department regulations to reflect cost-of-living adjustments), provided, however, that such limitation on Compensation shall, in no event, reduce a Participant's Accrued Benefit to an amount less than the greater of (i) the sum of the amount of the Participant's Accrued Benefit as of December 31, 1988 (determined without regard to such limitation) plus the amount of the Participant's Accrued Benefit earned after December 31, 1988 (determined by taking such limitation into account), or (ii) the amount of the Participant's entire Accrued Benefit, with such limitation taken into account for all Plan Years during which such Accrued Benefit was earned.

2.13 COVERED COMPENSATION means the average (without indexing) of the taxable wage bases in effect for each calendar year during the thirty-five (35) year period ending with the calendar year in which the Participant attains (or will attain) social security retirement age (as defined in Code Section 415(b)(8)). In determining an Employee's Covered Compensation for a Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. An Employee's Covered Compensation for a Plan Year after the thirty-five (35) year period described above is the Employee's Covered Compensation for the Plan Year during which the Employee attained social security retirement age. An Employee's Covered Compensation for a Plan Year before the thirty-five (35) year period described above is the taxable wage base in effect as of the beginning of the Plan Year. An Employee's Covered Compensation shall be automatically adjusted for each Plan Year.




Amendment No. Two                     5

                 (b) .65% of a Participant's Final Monthly Compensation in excess of Covered Compensation multiplied by his applicable Years of Credited Service (not to exceed, as to any Participant under (1), (4) or (5) above, 35 Years of Credited Service and, as to any Participant under (2) or (3) above, 35 Years of Credited Service minus his Years of Credited Service completed through the date first referenced in said (2) or (3) above, whichever is applicable to him).

         (7) In addition to the foregoing and to the minimum benefit provided under Section 5.04 if applicable, any Participant in the Financial Plan prior to January 1, 1979 shall be entitled to the balance, if any, of his Excess Earnings Account.

         (8) Any Employee who had Compensation in any year prior to January 1, 1994 in excess of $150,000 shall have a minimum monthly benefit as described in Section 5.04 hereof.

5.02     At Early Retirement Date

         An Active Participant who elects to retire on his Early Retirement Date shall be fully vested in his Accrued Benefit and shall receive a monthly benefit equal to his Accrued Benefit, to be payable at his Normal Retirement Date; provided, however, that the Participant may elect earlier commencement of benefits at any time on or after the date of his Actual Retirement. Should the Participant commence receiving benefits prior to his Normal Retirement Date--(1) any portion of his Accrued Benefit provided under the Benefit Formula in
         Section 5.01 shall be reduced in accordance with the following reduction table:

                PARTICIPANT'S                        PARTICIPANT'S
                AGE AT           PERCENTAGE          AGE AT           PERCENTAGE
                COMMENCEMENT     PAYABLE             COMMENCEMENT     PAYABLE
                ------------     ----------          -------------    ----------
                     64           92.30%                 59             65.38%
                     63           84.61%                 58             61.53%
                     62           76.92%                 57             57.69%
                     61           73.07%                 56             52.92%
                     60           69.23%                 55             48.61%

         (2) In addition, any portion of his Accrued Benefit provided under any Schedule A, B, C, D or E (attached hereto) shall be reduced in accordance with the reduction table set forth in such Schedule.




Amendment No. Two                      28

         The percentages set forth in the table above and in such Schedules A, B, C, D or E apply if the Participant's Normal Retirement Date is the first day of the month coincident with or next following his sixty-fifth (65th) birthday. If his Normal Retirement Date is later than such first day of the month, different percentages will apply, determined on the same basis as the percentages set forth in said tables.

         (3) Any Employee who had Compensation in any year prior to January 1, 1994 in excess of $150,000 shall have minimum monthly benefit as described in Section 5.04 hereof.

5.03     At Late Retirement Date

         (1) If a Participant remains in the employ of a Participating Employer after his Normal Retirement Date, he shall be fully vested in his Accrued Benefit as of his Normal Retirement Date, but shall not be entitled to receive any payment of retirement benefits from this Plan until his Actual Retirement, subject, however, to any required minimum distribution pursuant to
                 Section 9.05(ii) hereof. Such Participant on his Actual Retirement date shall receive benefits based on his age at his Actual Retirement date which shall be equal to the Actuarial Equivalent of the lump-sum value of the amount required to pay the greater of (1) his Accrued Benefit earned at his Normal Retirement Date, increased by interest computed on the basis of the interest and mortality assumptions used for the actuarial valuation of the Trust Fund (during the Plan
                 Year in which his Normal Retirement Date occurs) for the period beginning on his Normal Retirement Date and ending on the date of his Actual Retirement, or (2) his Accrued Benefit determined pursuant to Section 5.01 hereof on the basis of Credited Service and Compensation earned (i) before his Normal Retirement Date and (ii) after the later of January 1, 1988 or his Normal Retirement Date (or after his Normal Retirement
                 Date in the event that the Internal Revenue Service issues final regulations which require that this calculation be made without regard to whether Compensation and Credited Service are earned before or after January 1, 1988). Such benefits shall be payable in accordance with the provisions of Article IX.

         (2) The Accrued Benefit for any Participant who remains in the employ of a Participating Employer after the required distribution date as provided in Section 9.05(ii) shall be reduced by the Actuarial Equivalent of the total distributions made to the Participant as of the close of each Plan Year during which distribution is made, and



Amendment No. Two                      29
                 recalculated as of each January 1, following the required distribution date.

         (3) Any Employee who had Compensation in any year prior to January 1, 1994 in excess of $150,000 shall have a minimum monthly benefit as described in Section 5.04 hereof.

5.04 Minimum Monthly Benefit For Participants Whose Compensation in any Year Prior to January 1, 1994 Exceeded $150,000

         If the Compensation of a Participant employed on January 1, 1994, for any year prior to January 1, 1994, exceeded $150,000, such Participant shall in no event have a monthly benefit less than the sum of a, and b, as follows:

         a. The monthly benefit accrued under this Plan as of December 31, 1993, determined by applying the limitation on annual earnings under Code Section 401(a)(17) for a given Plan Year.

         b. The monthly benefit that would accrue under this Plan between December 31, 1993, and the date of the Participant's termination of employment, applying the limitation on annual earnings under Code Section 401(a)(17) as applicable to benefit accrual on and after January 1, 1994, as described in
                 Section 2.12, but using only the Participant's Benefit Service completed after December 31, 1993.

5.05     1994 Voluntary Early Retirement Provisions

         The following special early retirement provisions shall apply to the Eligible Participants defined herein.

         (1) Definitions -- The following terms used in this Section 5.05 shall have the following meanings:

                 (a) ELECTION PERIOD means the election period beginning on September 12, 1994 and ending on October 28, 1994, during which an Eligible Participant was allowed to elect a Voluntary Early Retirement Benefit.

                 (b) ELIGIBLE PARTICIPANT means a Participant who is at least age 50 and would have had at least five (5) years of Credited Service by December 31, 1994 (as defined herein and without being adjusted in accordance with Section 5.05(3)(a) below) with Lomas Financial Corporation or any member of the controlled group of companies (as defined in Section 414 of the Internal Revenue Code of 1986)




Amendment No. Two                     29A
                          of which Lomas Financial Corporation is a part, other than employees of Lomas Management, Inc. or Lomas Information Systems, Inc. or Gary H. Kell, James L. Crowson and Jess Hay.

                          In determining eligibility for the Voluntary Early Retirement Program, service with respect to which a Participant has previously received a lump sum payment shall be disregarded.

         (2) Benefit -- During the Election Period, an Eligible Participant may elect, on a form provided by the Pension Committee, to retire effective as of December 1, 1994 and to receive a Voluntary Early Retirement Benefit. Such Eligible Participant shall be fully vested in the amount of such benefit, which shall be in lieu of any other benefit he would otherwise be eligible for under this Plan to the extent such other benefit is attributable to the same period of Credited Service as was counted in determining his Voluntary Early Retirement Benefit. Any Voluntary Early Retirement Benefit payable under this
                 Section 5.05 shall commence as of December 1, 1994 and except to the extent otherwise provided in this Section 5.05, shall be payable pursuant to Article IX hereof.

         (3) Amount of Voluntary Early Retirement Benefit -- Except as otherwise limited or restricted by subparagraph (c) below, the monthly amount of an Eligible Participant's Voluntary Early Retirement Benefit shall be equal to his Monthly Retirement Benefit (determined in accordance with subparagraphs (a) and (b) below).

                 (a) Monthly Retirement Benefit. An Eligible Participant's Monthly Retirement Benefit shall (subject to (b) below) be equal to the amount of Accrued Benefit that he would have under the benefit formula in the Plan on December 31, 1994, if his Accrued Benefit were determined under said formula as of December 31, 1994, but using three (3) additional years of service credit and assuming he received, in addition to his Compensation earned through June 30, 1994, an amount equal to his base rate of pay from July 1, 1994, through December 31, 1994, plus bonuses, to the extent includable under Section 2.12.

                 (b) Adjustment for Commencement at other than Normal Retirement Date. If an Eligible Participant's Voluntary Early Retirement Benefit commences before his Normal Retirement Date, the early reduction factors in effect under the Plan, shall be used to determine the amount of the benefit based on the



Amendment No. Two                     29B

                          Eligible Participant's age as of December 31, 1994 plus three (3) years. If an Eligible Participant's Voluntary Early Retirement Benefit commences after his Normal Retirement date, no adjustment to the amount applicable to him under the above provision of this Section will be made; however, in no event will his benefit be less than the benefit to which he would be entitled if he did not receive the Special Early Retirement Benefit.

                 (c) Limitations and Restrictions of Benefits. The benefits determined under this Section shall not exceed the limitations set forth in Section 16.02 hereof and shall be subject to the restrictions of
                          Article XII hereof.



Amendment No. Two                     29C

         (2) is his vested interest in his Employer-Derived Accrued Benefit, based on his Years of Credited Service in accordance with the following:

                        YEARS OF                       VESTED
                    CREDITED SERVICE                  PERCENTAGE
                    ----------------                  ----------
                    Less than 5 years                     0%
                    5 years or more                      100%

         Notwithstanding the preceding provisions of this paragraph (2), if Schedule A, B, C, D, or E (attached hereto) applies to such Participant, and if a greater vested percentage is provided for in such Schedule, such greater vested percentage shall apply to the Participant. Upon incurring a severance from service, a Terminated Participant shall immediately forfeit any portion of his Employer-Derived Accrued Benefit in which he is not vested under this paragraph (2). Any such Terminated Participant who has only a zero vested percentage in his Employer-Derived Accrued Benefit at the time of his Severance from Service shall be deemed to have received at such time an immediate distribution of such zero vested percentage.

         Notwithstanding the preceding provisions of this Section 8.01, any Participant who, as of May 13, 1994 was an Employee of Lomas Information Systems, Inc. and who, prior to December 16, 1994, did not transfer to the employment of another Employer participating in the Plan, or an Affiliate of Employer, shall have a fully vested interest in his Accrued Benefit determined as of such date.

8.02     Effect of Prior Distribution

         In the event that a Terminated Participant receives any payment of his vested Accrued Benefit (determined under Section 8.01 hereof) and later is re-employed by a Participating Employer and re-commences participation in the Plan an Active Participant, Credited Service attributable to his prior period of employment shall not be forfeited and shall be fully restored; provided that if such Participant fails to make repayment in the manner described below, such Credited Service shall be restored only for purposes of determining his vested Accrued Benefit and only to the extent provided in Section 3.02(3)(d) hereof. Such a Participant shall be considered to have made repayment if, within five (5) years following his Re-employment Commencement Date, he repays to the Trustee the full amount of such previous payments (with interest equal to the lesser of (1) five percent (5%) or (2) interest computed on the basis of the interest and mortality assumptions used for the actuarial valuation of the Trust Fund coincident with or immediately preceding his Re-employment Commencing
         Date).






Amendment No. Two                     36

8.03     Early Retirement

         In the event that a Terminated Participant has a vested benefit hereunder at the time of his Severance from Service, he shall be entitled to request commencement of benefits at any time thereafter.

         Should the Participant commence receiving benefits prior to his Normal Retirement Date--(1) Any portion of his vested Accrued Benefit provided under the Benefit Formula in Section 5.01 shall be reduced in accordance with the following reduction table:

                PARTICIPANT'S                        PARTICIPANT'S
                AGE AT           PERCENTAGE          AGE AT           PERCENTAGE
                COMMENCEMENT     PAYABLE             COMMENCEMENT     PAYABLE
                ------------     ----------          -------------    ----------
                     64            92.30%                44             16.49%
                     63            84.61%                43             15.20%
                     62            76.92%                42             14.03%
                     61            73.07%                41             12.96%
                     60            69.23%                40             11.98%
                     59            65.38%                39             11.08%
                     58            61.53%                38             10.26%
                     57            57.69%                37              9.50%
                     56            52.92%                36              8.80%
                     55            48.61%                35              8.16%
                     54            39.21%                34              7.57%
                     53            35.75%                33              7.02%
                     52            32.65%                32              6.52%
                     51            29.85%                31              6.05%
                     50            27.33%                30              5.62%
                     49            25.06%                29              5.23%
                     48            23.00%                28              4.86%
                     47            21.13%                27              4.52%
                     46            19.43%                26              4.20%
                     45            17.89%                25              3.91%

         (2) In addition, any portion of his Accrued Benefit provided under Schedule A, B, C, D or E (attached hereto) shall be reduced in accordance with the reduction table set forth in such Schedule.

                 The percentages set forth in the table above and in such Schedule A, B, C, D or E (attached hereto) apply if the Participant's Normal Retirement Date is the first day of the month coincident with or next following his sixty-fifth (65th) birthday. If his Normal Retirement Date is later than such first day of the month, different percentages will apply, determined on the same basis as the percentages set forth in said tables.

8.04     Terminated Participants Address

         It shall be the obligation of the Terminated Participant to keep the Pension Committee informed of his current address.





Amendment No. Two                     37

8.05     Payment of Terminated Participant's Benefits

         Except as otherwise provided in Section 8.03 hereof, payment of a benefit to a Terminated Participant shall commence at the time such Terminated Participant would have been entitled to benefits had he continued in active employment to the earlier of his (i) Normal Retirement Date, (ii) Death or (iii) Total and Permanent Disability. A Terminated Participant's vested Accrued Benefit shall be payable pursuant to the provisions of Section 9.02; provided, however, that the Participant may elect that payment be made pursuant to one of the optional forms set forth in Section 9.03 hereof.

8.06     Limitation Amount

         Notwithstanding anything herein to the contrary, if the present value of a Terminated Participant's vested Accrued Benefit is less than Three thousand five hundred dollars ($3,500.00), such benefit shall be paid in a lump sum as soon as practicable after such Participant terminates employment. In determining such present value, the interest rate to be used shall not be less than the greater of the interest rate specified under the Plan or the interest rate that would be used, as of the beginning of the Plan Year in which such payment is made, by the Pension Benefit Guaranty Corporation for purposes of determining the single sum value of immediate annuities as if the Plan were then terminated.

                                   ARTICLE IX

                  SETTLEMENT OPTIONS-DISTRIBUTION OF BENEFITS

9.01     When Payable

         No Participant or his Beneficiary shall receive any payment under this Plan until the occurrence of one of the following events:

         (1)     the Participant's Normal, Early or Late retirement;

         (2)     the death of the Participant;

         (3) the Disability Retirement of the Participant as herein described;

         (4)     the Participant's Severance from Service; and

         (5)     the termination of this Plan.

         In no event shall any Participant have any interest in the Trust Fund except as provided in this Plan and the Trust.




Amendment No. Two                      38
         under Schedule A, B, C, D or E (attached hereto) be less than the amount that would have been applicable to the Participant at such time under the Merged Plan if such Merged Plan monthly benefit were to be payable to the Participant in such optional mode of payment, determined on the basis of the actuarial equivalent interest and mortality assumptions that would have been used under said Merged Plan for purposes of determining the amount of such optional mode of payment.

9.09     Eligible Rollover Distributions

         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution made on or after January 1, 1993, paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions apply:

         (1) Eligible rollover distribution: An eligible rollover distribution is any lump sum distribution under this Section, except that an eligible rollover distribution does not include any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and the portion of any distribution that is not includible in gross income.

         (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                 Section 408(b) of the Code, an annuity plan described in
                 Section 403(a) of the Code, or a qualified trust described in
                 Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (4) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.



Amendment No. Two                     42A

                                   ARTICLE X

                                PLAN TERMINATION

10.01    Right to Terminate

         In accordance with the procedures set forth in this Article X, the Company, acting through the Board, may terminate the Plan at any time. Subject to applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans," the Company, acting through the Board, shall direct and require the Trustee to liquidate the Trust Fund, or the applicable portion thereof, in accordance with the provisions of this Article X.

10.02    Partial Termination

         Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall allocate and segregate for the benefit of such Participants the proportionate interest of such Participants in the Trust Fund. Such proportionate interest shall be determined by an independent, government-enrolled actuary. Such actuary shall make this determination on the basis of the contributions made, the provisions of this Article, and such other considerations as the actuary deems appropriate. The Participating Employers, the Trustee and the Pension Committee shall have no responsibility with respect to the determination of any such proportionate interest. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of such Participants in accordance with Section 10.03.

10.03    Liquidation of Trust Fund

         Upon termination of the Plan with respect to all Participants, or upon termination of the Plan with respect to a group of Participants constituting a partial termination of the Plan, each such Participant's Accrued Benefit, based on his Credited Service and Compensation prior to the date of termination, shall become fully vested and nonforfeitable; provided,



Amendment No. Two                      43

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. Two to The Lomas Financial Group Pension Plan (As Restated Effective January 1, 1991), LOMAS MORTGAGE USA, INC., as the Employer, has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto authorized this 27th day of December, 1994.

ATTEST:                                    LOMAS MORTGAGE USA, INC.


/s/ RAMONA TAYLOR                          By:   /s/ GARY WHITE
    Secretary                              Name:     Gary White
                                           Title:    Sr. Vice President


(CORPORATE SEAL)

STATE OF TEXAS         )
                       )ss.
COUNTY OF DALLAS       )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State on this 27th day of December, 1994, personally appeared Gary White, to me known to be the identical person who subscribed the name Lomas Mortgage USA, Inc. to the foregoing instrument as its Sr. Vice President, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.


                                          /s/ ROWLAND C. FOSTER
                                              Notary Public


My Commission Expires:


         (Notary Seal)
       Rowland C. Foster
 Notary Public, State of Texas
My Commission Expires 07-30-1996